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Alaska United Delta American

ALASKA AIR GROUP
MILEAGE PLAN LENDER PRESENTATION

SEPTEMBER 2024

SAFE HARBOR

Forward Looking Statements

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon the Company and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a comprehensive discussion of potential risk factors, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023 ("2023 Annual Report") and the Company's other filings with the Securities and Exchange Commission ("SEC"), as well as in other documents filed by the Company with the SEC after the date thereof. Some of these risks include the risks associated with general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our indebtedness, inability to meet cost reduction goals, ESG and other strategic goals, seasonal fluctuations in demand and our financial results, supply chain risks, events that negatively impact aviation safety and security, changes in laws and regulations, and risks inherent in the achievement of anticipated synergies and the timing thereof in connection with the acquisition of Hawaiian Airlines. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our 2023 Annual Report and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements made today to reflect events or circumstances after the date of such statements. You are advised to consult any further disclosure we make on related subjects in our filings with the SEC. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this presentation to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

References in this presentation to "Air Group," "Company," "we," "us" and "our" refer to Alaska Air Group, Inc. and its consolidated subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as "Alaska" and "Horizon," respectively.

Non-GAAP Disclaimer

This presentation contains non-GAAP financial measures, including: Adjusted Net Debt, EBITDA, EBITDAR, Adjusted Pre-Tax Margin, and CASMex. These non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to the directly comparable GAAP measures. We present these non-GAAP measures because we consider them important supplemental measures of our performance since they facilitate comparisons of financial and operational performance, along with the other reasons described in Exhibit 99.1 to the Company's Current Report on Form 8-K filed on July 17, 2024. The non-GAAP measures presented in this presentation have limitations as specific analytical tools and should not be considered in isolation or as substitutes for the directly comparable GAAP measures.

Presentation

This presentation contains references to Alaska and Hawaiian on a combined basis, as well as comparisons versus industry competitors or major airlines defined as American, United, Southwest, and JetBlue unless otherwise specified.

DISCLAIMER

By attending this presentation or otherwise viewing this presentation, or by reading the presentation slides or by accepting delivery of this presentation, you agree to be bound by the following limitations. This presentation, the information contained herein and any information provided at any presentation in connection herewith (collectively, the "presentation") are being made available on a strictly confidential basis. This presentation may not be reproduced or redistributed, in whole or in part, to any other person, including, without limitation, by email or any other means of electronic communication. The presentation includes certain information regarding Alaska Air Group, Inc. and its affiliates, that has not been publicly disclosed. You are reminded of your agreement (i) not to disclose information contained herein (or the facts of this presentation and the related discussions) to any person outside your organization or to others within your organization (unless they are also subject to these restrictions), except as may be required by law, regulation or court order, and (ii) to comply with all laws and regulations applicable to the holding of such information. This Presentation has been prepared and is being furnished solely for informational purposes and solely for use by you in preliminary discussions in connection with your consideration of potential financing transactions.
This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of such securities under the securities law of any such jurisdiction. Securities may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission (the "SEC") or an exemption from such registration.

This presentation does not contain all relevant information relating to the borrowers or to the advancing of the loans (collectively, the "loans") or other financing arrangements described herein. Any decision to advance any loans should be made solely on the basis of the final terms and conditions of the definitive financing documents

This presentation contains financial information regarding the businesses and assets of the Company and its affiliates. Such financial information may not have been audited, reviewed or verified by any independent accounting firm. The inclusion of such financial information in this presentation or any related presentation should not be regarded as a representation or warranty by the Company or its subsidiaries, affiliates, advisors or representatives, or Bank of America, N.A., Citigroup Global Markets Inc. or their affiliates or the several other arrangers with respect to the loans (the "Arrangers"), or any other person as to the accuracy or completeness of such information's portrayal of the Company's financial condition or results of operations and should not be relied upon when making an investment or financing decision. In particular, this presentation includes certain non-GAAP financial measures and other metrics which have not been subject to a financial audit for any period.

Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. Management also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although the Company believes that these sources are reliable, the Company cannot guarantee the accuracy or completeness of this information, and neither the Company nor the Arrangers have independently verified this information.

Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. No legally binding obligations will be created, implied, or inferred until definitive agreements with respect to the potential transaction, if any, are executed and delivered by all parties thereto. Without limiting the foregoing, until that event, no agreement shall exist and there shall be no obligations whatsoever based on such things as extended negotiations, "handshakes," oral understandings, or courses of conduct (including reliance and changes of position).

The information and opinions contained in this presentation (including forward-looking statements) are made as of the date identified on the cover page of this presentation unless otherwise stated herein. They are subject to change without notice and neither the Company, the Arrangers nor any other person is under any obligation to update or keep current the information contained in this presentation and neither the Company, the Arrangers nor any other person intends to update or otherwise revise such information or opinions (including any forward looking statements) to reflect the occurrence of future events or developments even if any of the assumptions, judgments and estimates on which the information contained herein is based prove to be incorrect, made in error or become outdated.

No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors, and the Arrangers, do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this presentation or its contents, or otherwise a rising in connection with this presentation.

By reviewing this presentation, you agree that you may not make an investment or financing decision about the loans and financings described herein on the basis of this presentation. In making any future investment or financing decision, you must rely on your own examination of the Company, including the merits and risks involved. This presentation should not be construed as financial, legal, tax, accounting, investment or other advice or a recommendation with respect to any potential investment or financing. You should consult your own advisors as needed to make any potential investment or financing decision and determine whether it is legally permitted to make such an investment or financing under applicable legal investment, securities, regulatory, business, tax, accounting or similar laws or regulations.

Today's Presenters



SHANE TACKETT

Executive Vice President &
Chief Financial Officer



EMILY HALVERSON

Vice President Finance,
Controller & Treasurer



BRETT CATLIN

Vice President Loyalty,
Alliances & Sales



RYAN ST. JOHN

Vice President, Finance,
Planning and Investor
Relations

Table of contents



Transaction Overview

Sources & uses and pro forma capitalization

Sources	
Mileage Plan Financing	$1,500
Total Sources	**$1,500**

Uses	
Repay Hawaiian Loyalty Notes	$991
Cash to Balance Sheet	$482
Transaction Fees	$27
Total Uses	**$1,500**

Events Summary:

- Completed acquisition of Hawaiian with cash on September 18, 2024
- Alaska's $150mm ABL Facility and Hawaiian's $235mm RCF have been terminated. Alaska has upsized the $400mm RCF to $850mm and extended the maturity to 2029
- Mileage Plan Financing will be used to replenish the cash on hand used in the merger as well as redeem Hawaiian's $985mm 11.000% Senior Secured Notes due 2029 and $6mm 5.750% Senior Secured Notes due 2026

($ in millions) as of 6/30/2024	Alaska[1]	Hawaiian[1]	Financing Since 6/30/2024	HA Acquisition Adjustments[2]	MP Transaction Adjustments	Alaska + Hawaiian
Cash and Short-Term Investments	$2,509	$1,256	($138)	($989)	$482	$3,120
$150MM ABL[3]	$150	--		($150)		--
Sr. Secured RCF[3]	$400	--		$450		$850
Sr. Secured RCF (HA)[3]	--	$235		($235)		--
Total Liquidity	**$3,059**	**$1,491**				**$3,970**
Fixed-rate notes payable due through 2029	$68	--				$68
Fixed-rate EETCs payable due through 2025 & 2027	$779	--				$779
Variable rate notes payable due through 2036	$1,239	--	$67			$1,305
Mileage Plan Financing	--	--			$1,500	$1,500
Class A EETC-13 payable due through 2026	--	$153				$153
Japenese Yen denominated financing payable due through 2025	--	$33				$33
Japenese Yen denominated financing payable due through 2030	--	$29				$29
Japenese Yen denominated financing payable due through 2031	--	$38				$38
HA 5.750% Senior Secured Notes due 2026	--	$1,200	($1,194)		($6)	--
HA 11.000% Senior Secured Notes due 2029	--	--	$985		($985)	--
Boeing Aircraft Facility Agreement due through 2029	--	$130				$130
Airbus Aircraft Facility Agreement due through 2032	--	$403				$403
Finance Leases	--	$129				$129
Total Secured Debt	**$2,086**	**$2,115**				**$4,567**
PSP Notes	$600	$112				$712
Less: Debt Issuance Costs	($14)	($27)				($41)
Total Debt	**$2,672**	**$2,200**				**$5,238**
Operating lease liabilities	$1,203	$342				$1,545
Total Adj. Debt[4]	**$3,875**	**$2,542**				**$6,783**
Credit Metrics:						
LTM EBITDAR	$1,407	($104)				$1,303
Leverage (Total Adj. Debt / EBITDAR)	2.8x	NM				5.2x
Net Leverage (Total Adj. Debt - Cash / EBITDAR)	1.0x	NM				2.8x

Note: Excludes fees and expenses.

(1) Source: Alaska Air Group and Hawaiian Holdings SEC Filings. EBITDAR represents EBITDA + Aircraft Rent. Refer to Appendix for Non-GAAP reconciliations. Reflects capitalization of Alaska Air Group and Hawaiian Holdings.

(2) Reflects acquisition of Hawaiian stock and the upsize and consolidation of Alaska's Revolving Credit Facilities, termination of Hawaiian Revolving Credit Facility and repayment of the HA 5.750% Senior Secured Notes due 2026 and HA 11.000% Senior Secured Notes due 2029 following the close of the Merger.

(3) Revolving Credit facilities remain undrawn.

(4) Adjusted Debt is a Non-GAAP measure. Please see the appendix for a reconciliation.



Alaska Company Overview

Alaska is the 5th largest U.S. airline[(1)]

$10.4B 2023 Revenue	**30+ Years** Positive Operating Cash Flow[(2)]	**1,100+** Departures Per Day in 2023 **1,200+** Destinations including Global Partners	**15.8%** Industry-Leading Adjusted Pre-tax Margin in Q2 2024[(3)]
23,000 Employees as of June 30, 2024[(4)]	**326** Aircraft as of June 30, 2024	**45M** 2023 Passengers	**~$19bn** Unencumbered Asset Value[(5)]

Source: Public company filings.
Note: Data as of June 30, 2024 quarter end unless otherwise noted.
(1) By 2023 total revenues.
(2) Excludes 2020.
(3) Industry includes Delta, American, United, Southwest, and JetBlue.
(4) Full time equivalents.
(5) Includes value of ~$12.8bn Mileage plan, ~$3.6bn Aircraft / Engines, and ~$2.8bn Company Brand.

Our expansive network is anchored by strong West Coast and Hawai'i hubs


141
Direct Destinations Served
Alaska Airlines Routes
Hawaiian Airlines Routes

Representative AS and HA networks as of 8/30/24. Subject to change. Check alaskaair.com for the latest network information.

Alaska × HAWAIIAN

Leading seat share and relevance creates preference among West Coast guests

West Coast Seat Share (1)



24%(2)
23%
24%
16%
14%
10%
Alaska
Southwest
United
Delta
American

West Coast Relevance (3)



44%(2)
43%
37%
35%
30%
27%
Alaska
Southwest
Delta
United
American

Source: Cirium and Diio, as of August 21, 2024.
Note: Statistics include regional affiliates.
(1) U.S. West Coast-originating flights to North American destinations, for period ended Q2 2024. West Coast includes Alaska, Washington, Oregon and California. North American destinations include United States, Mexico and Canada.
(2) Metrics are pro forma for the Hawaiian acquisition.
(3) Relevance = percent of West Coast to North America passengers able to be served on a nonstop basis, for the 12-months ended March 2024.

Alaska continues to be recognized for outstanding service and value

Mileage Plan frequently receives awards for innovation and the quality of its customer experience

WalletHub's Best Frequent Flier Program of 2024


WALLETHUB
W
BEST AWARD
Best Frequent
Flyer Programs

- ✓ Ranked top frequent flyer program out of programs operated by 10 largest airlines in the U.S.[1]
- ✓ Policy to never allow miles to expire, large number of destinations and partner airlines, and value earned by every category of traveler (light, average, and frequent)

Alaska's Trend of Award-Winning Service

America's Best Customer Service Award 2023

Forbes Customer Experience All Stars 2024 & Best Customer Service 2024

WalletHub Best Overall Airline 2024

#1 Overall Airline in North America 2023

Source: WalletHub.

(1) Based on number of passengers, using publicly available information and company policies posted online

Focus on delivering operational excellence consistently ranks Alaska among the industry's best operators

WSJ Annual Airline Scorecard – Overall Performance

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
#1	Alaska	Alaska	Alaska	Delta	Delta	Delta	Southwest	Delta	Delta	Delta
#2	Delta	Delta	Delta	Alaska	Alaska	Alaska*	Delta	Alaska	Alaska	Alaska
#3	JetBlue	Southwest	Southwest	Southwest	Southwest	Southwest*	Alaska	Southwest	Southwest	Southwest
#4	Southwest	JetBlue	JetBlue*	United	United*	JetBlue	JetBlue*	United	United	American
#5	American	United	United*	American	JetBlue*	United	United*	American	American	United
#6	United	American	American	JetBlue	American	American	American	JetBlue	JetBlue	JetBlue

Source: Wall Street Journal – Annual Airline Scorecard Reports.
Note: Asterisk represents a tie. Depicts ranking among Alaska, Delta, American, United, Southwest, and JetBlue.

Resilient business model provides strong financial foundation

Alaska's balance sheet among the industry's best...

Airline Credit Ratings

	S&P	Fitch	Moody's	
BBB+		Southwest	Southwest	Baa1
BBB	Southwest –			Baa2
BBB-			+	Baa3
BB+	+	Alaska	Alaska –	Ba1
BB	Alaska –			Ba2
BB-		allegiant –	allegiant	Ba3
B+	allegiant –			B1
B		jetBlue		B2
B-	jetBlue		jetBlue	B3
CCC+				Caa1
CCC	spirit –	spirit	spirit –	Caa2

... And has maintained a disciplined approach to leverage

Adjusted Net Debt to EBITDAR (1)



0.9x
2.7x
1.0x
1.4x
1.0x
2019
2021
2022
2023
2Q24

With a 90+ year history, Alaska remains one of only two pre-deregulation airlines to never file for bankruptcy

Source: Bloomberg. "-" designates ratings on Negative Outlook, "+" designates ratings on Positive Outlook.

(1) Adjusted Net Debt and EBITDAR are Non-GAAP metrics. Please see the appendix for a reconciliation.

Increased product offerings support revenue diversity

% Non-Main Cabin Revenue



41%
+6 pts
47%
1H19
1H24

% Premium Cabin Revenue [1]



27%
+6 pts
33%
1H19
1H24

First Class Paid Load Factor [2]



55%
+15 pts
70%
1H19
1H24

% Premium Seats [1]



22%
+3 pts
25%
1H19
1H24

Notes [3]

- Planned fleet modifications commencing in September 2024 will add more premium seats to 64% of Alaska's fleet with no reduction in seat count
  - 737-900ER/MAX 9 seat count to remain at 178 and 737-800 to increase from 159 to 161 seats
  - Modifications will add one additional row of 6 premium class seats on 737-900ER and MAX 9 aircraft (targeted completion in 2025), and one additional row of 4 first class seats on 737-800 aircraft (targeted completion in 2026)
- Once completed in 2026, premium seats are expected to represent 28% of total seats, up from 25% today

(1) Includes premium and first class.
(2) Includes paid and awards in first class cabin.
(3) Slide reflects AAG standalone only.

Alaska continues to maintain a meaningful cost advantage relative to competitors

Stage Length Adjusted CASMex Fuel (1)



11.81¢
12% Better
10.44¢
12.01¢
15% Better
10.20¢
2023
2Q24
Industry (2)
Alaska

Cost Drivers

Proactive management of controllable costs...

- ↓ INCREASING PRODUCTIVITY
- ↓ OPERATIONAL EXCELLENCE
- ↓ YOUNG & EFFICIENT FLEET

...to mitigate structural cost pressures

- ↑ HISTORIC NEW LABOR DEALS
- ↑ INFLATION
- ↑ AIRPORT COSTS

Source: Company filings, Press releases, RDC. Data stage-length adjusted to 1,000 miles.

(1) Stage Length adjusted to 1,000 miles. CASMex is a Non-GAAP measure. Please see the appendix for a reconciliation.

(2) Industry includes Delta, American, United, Southwest, and JetBlue.

Alaska has a sustained history of industry-leading pre-tax margins


Top 3 Margin Over Nearly Two Decades
Alaska
Industry
0%
4%
11%
11%
12%
12%
17%
24%
24%
16%
9%
12%
(49%)
(6%)
8%
8%
6%
(2%)
(3%)
3%
2%
3%
5%
9%
15%
14%
11%
9%
10%
(64%)
(18%)
2%
5%
3%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
H1 2024

Year	ALK Rank
1H24	#3
2023	#3
2022	#1
2021	#1
2020	#1
2019	#3
2018	#3
2017	#1
2016	#1
2015	#1
2014	#1
2013	#1
2012	#1
2011	#1
2010	#1
2009	#1
2008	#2

Source: Capital IQ, Public company filings.
Note: Industry includes Delta, American, United, Southwest, and JetBlue. Reflects adjusted pre-tax margin.

Further margin expansion opportunity

Mainline Fleet Composition


Small
110-140 seats
Medium
150-165 seats
Large
175+ seats
9%
48%
43%
5%
26%
69%
2019
2Q24

Fleet Strategy Benefits

✓ **GREATER REVENUE OPPORTUNITY**
- 19% more seats

✓ **MORE PREMIUM REVENUE**
- 33% more First Class seats

✓ **LOWER COST PER SEAT**
- 14% reduction

✓ **BETTER ENVIRONMENTAL PROFILE**
- 25% lower fuel burn and carbon emissions per seat

Target Alaska standalone mix: ~5% Small, 20-25% Medium, and 70-75% Large.

Led by an experienced management team

Senior management team which oversaw successful integration of Virgin America remains in place to facilitate Hawaiian integration



BEN MINICUCCI

President & Chief Executive Officer, Alaska Air Group

(Role at Time of Virgin America Acquisition: President and CEO of Virgin America)

20+ Years with Alaska



SHANE TACKETT

Executive Vice President & Chief Financial Officer

(Role at Time of Virgin America Acquisition: Vice President of Revenue Management)

24+ Years with Alaska



ANDREW HARRISON

Executive Vice President & Chief Commercial Officer

(Role at Time of Virgin America Acquisition: Chief Commercial Officer)

21+ Years with Alaska



JOE SPRAGUE

Chief Executive Officer, Hawaiian Airlines

(Role at Time of Virgin America Acquisition: Senior Vice President of External Relations)

17+ Years with Alaska



CONSTANCE VON MUEHLEN

Executive Vice President & Chief Operating Officer

(Role at Time of Virgin America Acquisition: Managing Director, Airframe, Engine & Component MRO)

13+ Years with Alaska

Alaska continues to build on a strong and durable foundation

Leading West Coast network	• #1 airline on the West Coast[1] with increased seat share and relevance following recently closed acquisition of Hawaiian • Leadership positions in five growing West Coast hubs with concentration levels in line with larger carriers • Unique domestic partnership with American provides expanded network breadth and depth
Financial strength	• Consistent pre-tax margin outperformance versus peers, producing top 3 margins over nearly 2 decades • Conservative financial management underpins one of the strongest balance sheets in the industry, highlighted by solid liquidity and low leverage • Diverse revenue streams, including premium, loyalty, and cargo revenues lower, volatility over cycles
Operational excellence	• Industry-leading customer service continually earns recognition, including Newsweek America's Best Customer Service in 2023 • Consistent on-time performance over past 10 years • 99.5% completion rate in Q2 2024
Low cost, high productivity mindset	• Historical cost advantage remains intact, with unit costs 15-20% lower versus network carriers, 10% lower than JetBlue and approaching parity with Southwest • Youngest fleet of all major US airlines generates elevated fuel efficiency, furthering cost advantage
Leading brand and loyalty program	• Mileage Plan loyalty program growing at 13% CAGR since 2016 • Mileage Plan member mix continues to diversify geographically as network continues to grow • Recognized as WalletHub's Best Frequent Flier Program of 2024

Source: Public company filings.

(1) By West Coast relevance and seat share. Relevance = percent of West Coast to North America passengers able to be served on a nonstop basis, for the 12-months ended March 2024. Seat share reflects U.S. West Coast-originating flights to North American destinations, for period ended Q2 2024. West Coast includes Alaska, Washington, Oregon and California. North American destinations include United States, Mexico and Canada.



Hawaiian Acquisition Update

Compelling transaction rationale accelerates existing strategy & drives value creation

BETTER, BROADER NETWORK

Adds complementary routes, improving relevance and driving higher traffic through combined network and oneworld® Alliance

LEADERSHIP IN PREMIUM MARKET

Becomes leader in $8B+ Hawai'i market, one of the most globally attractive leisure markets with a historical track record of profitability

ENHANCED MARGIN PROFILE

Addition of another hub in a top-25 U.S. market, where network density and economies of scale drive increased revenue potential

ROBUST FINANCIAL RETURNS

Delivers potential for high-teens earnings accretion and mid-teens ROIC supported by attractive valuation and $235M of identified synergy opportunities, with further potential upside

IMPROVED CONSUMER CHOICE

Enhanced network utility, diversified product offering, focus on high-quality service and operational performance creates a stronger competitor to network carriers

SHARED DNA

Combines two companies with shared cultures, values and approaches to service, with clear benefits for combined workforce and communities served

Combines two carriers with highly complementary networks...

Greater Connectivity Expected to Drive More Traffic Through Combined Network

Natural extension of Alaska network with < 3% overlap

~3x increase in unique destinations served outbound from Hawai'i [(1)]

~1,310 daily departures with a combined fleet of 392 aircraft

Access to 141 direct destinations in combined network, and 1,200+ destinations globally through **one**world® Alliance



oneworld
Alaska
HAWAIIAN
AIRLINES.

Source: DiioMi.

Note: Figures as of June 30, 2024.

(1) Non-stop and one-stop Hawai'i-originating flights to domestic and international destinations scheduled as of July 2023, where one-stop is defined as non-stop and single connections (maximum of 60 minutes). Excludes Alaska and Hawaiian codeshares.

...with strong histories, cultures and values

Alaska®

+

HAWAIIAN AIRLINES®

90+ year legacies of service, including to air travel dependent communities

Longstanding commitment to customer service, hospitality, and best-in-class operations

Rooted in **local communities** and **local cultures**

Aligned values of **care, excellence, and service**

Investment in workforce, sustainability, and community

Enhances our West Coast network with another hub in a top 25 U.S. market



SEA

Seat Share [1]: **59%**

Market Rank [2]: **#13**

Market Size [3]: **$7B+**

Market Position [1]: **#1**

+



HAWAI‘I

Seat Share [1]: **52%**

Market Rank [2]: **#22**

Market Size [3]: **$8B+**

Market Position [1]: **#1**

Source: DiioMi, U.S. Department of Transportation, U.S. Federal Aviation Administration.

(1) Represents combined Alaska and Hawaiian domestic seat share for twelve months ended June 30, 2024.

(2) Top-25 U.S. markets by passenger enplanements for the twelve months ended June 30, 2024. New York (NYC) defined as JFK + LGA; Chicago (CHI) defined as ORD + MDW; Washington D.C. (DC) defined as IAD + DCA; Hawai‘i (HI) defined as HNL + OGG.

(3) Market size based on passenger revenue for twelve months ended June 30, 2023.

Adds a leading position in the highly attractive Hawai‘i market



TOP GLOBAL LEISURE DESTINATION

with $2B+ annual passenger revenue [1]

50+% HAWAI‘I MARKET SHARE

enables attractive hub economics

STRONG MIX OF INTERNATIONAL TRAVELERS

9M+ annual visitors by air and most popular outbound Japan leisure destination [2]

POWERFUL BRAND WITH LOYAL FOLLOWING

bringing award-winning loyalty benefits to 2M+ active loyalty members [3]

LONG HISTORY OF PROFITABLE PASSENGER AIRLINE OPERATIONS

mid-teens operating margins from 2010 to 2019

Source: Hawai‘i Tourism Authority, Hawaii.gov, and JTB Tourism Research & Consulting Co Travel Trends for Summer Vacation 2024 report.

(1) Represents passenger revenue for twelve months ended June 30, 2024.

(2) Based on survey conducted by JTB Tourism Research & Consulting Co regarding 2024 summer vacation trends. When asked about their intentions for future overseas travel, Hawai‘i received the highest score for "Want to go there immediately" among all screener respondents, including those with no summer 2024 travel plans.

(3) As of December 31, 2023. Active members defined as members with activity over the trailing 18-month period.

Combination creates targeted synergies of at least $235M

Confidence in Ability to Realize Synergies...

			Targeted Annual EBITDA Contribution
Revenue	Network	▪ New domestic pathways ▪ International connection growth ▪ Improved Neighbor Island proposition	~$110M
Revenue	Loyalty	▪ Improvement of co-brand card economics to Alaska levels	~$85M
Revenue	Cargo	▪ Expand beyond status quo	~$20M
Cost	SG&A	▪ Volume purchase benefits and eliminating duplication ▪ Net of ~$60M labor dis-synergies	~$20M

...And Additional Upside from Other Opportunities

- Accelerated Asia-Pacific travel recovery
- Co-brand cardholder growth
- Increased network relevance in California
- Attract Neighbor Island connecting passengers
- Additional cargo service

Targeting annual run-rate synergies of $235M | One-time integration costs of approximately $400-$500M

Proven track record of integrating acquisition targets

Alaska + Virgin america

(December 2016)

Timeline of Virgin America Acquisition Integration

Launched reciprocal loyalty accrual	5 days post-close
Activated codeshare to drive connectivity	5 days post-close
Elevate elite status matched by Mileage Plan	3½ weeks post-close
Launched reciprocal loyalty redemptions	3½ weeks post-close
Company values rollout	1Q17
Single Operating Certificate	1Q18
Single passenger service system	2Q18
Single labor agreements	3Q19

Run Rate Annual Synergies



$ in millions
+33%
$225
$50
$175
$300
$60
$240
At Announcement (April 2016)
March 2017
Cost
Revenue

Source: Company filings, management estimates.

Alaska + Hawaiian by the numbers

	Alaska		HAWAIIAN AIRLINES		Combined	
REVENUE	$10.5B	+	$2.8B	=	**$13.3B**	+26%
ASMS	69.2B		20.5B		**89.7B**	+30%
DAILY DEPARTURES	~1,160[(1)]		~150[(2)]		**~1,310**	+13%
PASSENGERS	44.8M		10.9M		**55.7M**	+24%
ACTIVE LOYALTY MEMBERS	9M+		2.3M[(3)]		**11.3M**	+25%
EMPLOYEES	~23,000		~7,470		**~30,470**	+32%
AIRCRAFT	326		66		**392**	+20%
AIRCRAFT ORDERS	78		10		**88**	+13%
AIRCRAFT OPTIONS	109		17		**126**	+16%

Source: Company filings, DiioMi, U.S. Department of Transportation, and company management.
Note: Figures may not tie due to rounding. As of twelve months ended June 30, 2024, unless otherwise specified.
(1) Alaska daily departures represents departures in the twelve months ended June 30, 2024 divided by 365.
(2) Hawaiian daily flights per June 30, 2024 8-K.
(3) Active members as of December 31, 2023, defined as members with activity over the trailing 18-month period. Per Hawaiian June 2024 Investor Presentation.

Targeting combined balance sheet strength, in line with historical standards

LEVERAGE	• Deleverage post-acquisition balance sheet over the course of 12 - 24 months targeting net debt to EBITDAR of less than 1.5x
LIQUIDITY	• Maintain 15% to 25% liquidity to LTM revenue
CREDIT RATING	• Objective to achieve investment grade rating across agencies

Asset base provides substantial flexibility for the future

Pro Forma Unencumbered Collateral Greater than $10 Billion (2)

Alaska + HAWAIIAN AIRLINES =

Source	Estimated Value (Alaska)	Estimated Value (Hawaiian)	Total Estimated Value
Loyalty	~$12.8B(1)	~$3.2B(2)(3)	~$16.0B
Aircraft / Engines	~$3.6B(4)	~$0.6B(5)	~$4.2B
Brand	~$2.8B(6)	~$0.7B(2)(3)	~$3.5B
Total	**~$19.2B**	**~$4.5B**	**~$23.7B**

Source: Public company filings.
(1) Appraised value of Mileage Plan unencumbered prior to current financing utilizing mba Aviation appraisal as of August 1, 2024.
(2) HawaiianMiles and Hawaiian brand will become unencumbered following planned repayment of Hawaiian's 2029 Notes and 2026 Notes.
(3) HawaiianMiles appraised value based on June 2024 appraisal by mba Aviation.
(4) Per MBA Redbook.
(5) Per Investor Presentation dated December 3, 2023.
(6) Alaska internal assessment of brand value derived by scaling Hawaiian's appraised brand value of $741mm as of June 2024 for Alaska's LTM revenues as of 6/30/24, which were 3.8x greater than Hawaiian's for the same period.

Combined fleet optimizes optionality and strategic opportunities

Alaska

Aircraft	Current Fleet	Firm Orders
B737	235	72
B737 Freighters	5	
E175 operated by Horizon	44	6
E175 operated by third party	42	
Total Fleet	326	78

HAWAIIAN AIRLINES.

Aircraft	Current Fleet	Firm Orders
A330-200	24	
A330-300F (2)	3	
A321neo	18	
Boeing 787-9	2	10
717-200	19	
Total Fleet	66	10

Combined Fleet Composition



HAWAIIAN AIRLINES.
A330-300F (2)
0.8%
Boeing 787-9
0.5%
A321neo
717-200
4.6%
4.8%
A330-200
6.1%
B737 Freighters 1.3%
E175 (3)
21.9%
59.9%
B737
Alaska

Source: Public company filings.
Note: totals includes owned and leased aircraft. Current Fleet and Firm Orders as of June 30, 2024.
(1) Current Fleet and Firm Orders as of June 30, 2024.
(2) Hawaiian operates 3x A330-300F aircraft under Air Transportation Services Agreement with Amazon. Table excludes 7 remaining A330-300F aircraft to be delivered under the agreement.
(3) Includes E175 operated by Horizon and by third party.



Mileage Plan Overview

Alaska Mileage Plan is a leader in loyalty

30+ Worldwide Airline Partners	**1,100+** Brand Affiliations [1]	**16%** of Alaska Revenue is Contributed by Mileage Plan Members [2]	**9M+** Active Members
52% of Active Members are Millennials or Younger	**>50%** of Alaska Cardholders Have Household Income of >$100K	**1.8M** Avg New Members / Yr [3]	**~7 years** Avg Tenure of Active Members

How Customers Earn Miles

- Fly on Alaska or partner airlines
- Spend on an Alaska credit card or spend with other accrual partners

How Customers Redeem Miles

- Redeem miles for travel on Alaska and partner airlines among other redemption options
- Mileage Plan sets the number of miles required for a specific award, thereby controlling the "exchange rate" between miles and dollars

Source: Alaska management as of July 2024.

(1) Includes all merchants on Alaska Air Mileage Program shopping program as well as air and non-air partners.

(2) Redemption activity by Mileage Plan members as of December 2023.

(3) Represents 2017 – 2023 average, excluding 2020.

Mileage Plan brings significant value premium and strong growth potential to Alaska

Mileage Plan drives significant revenue premium to Alaska

- In 2023, Mileage Plan members contributed 16% of Alaska revenue
- Average yield premiums 7% higher than non-Mileage Plan Members
- In 2023, average tenure for active members was ~7 years

Strong Growth In Active Mileage Plan Membership

Active members in millions (1)



7.6
8.1
9.3
2021
2022
2023

Mileage Plan vs Non Member	Mileage Plan	Non-Member	% Mileage Plan H/(L)
2023 Average Yield (cents)	13.7	12.9	7%

(1) Uses a 24-month active member count and excludes dormant members.

Mileage Plan loyalty program continues to grow rapidly

Mileage Plan members' contribution to flight revenue has steadily grown over time

Mileage Plan Membership and Credit Card Growth Since December 2016 [1]

Alaska Mileage Plan





	Mileage Plan Membership	Credit Card
United States	+59%	+63%
Alaska, Washington, Oregon, Idaho	+53%	+60%
California	+54%	+83%

Mileage Plan Revenue [2]



$ in millions
13% CAGR
$464
$541
$598
$722
$959
$1,053
$1,169
$1,521
$1,682
2013
2014
2015
2016
2017
2018
2019
2022[3]
2023
% of Total Rev
9%
10%
10%
14%
12%
13%
13%
16%
16%

Source: Public company filings.
Note: 1/1/2017 through 12/31/2023.
(1) Compares to 2016 given closure of the Virgin America acquisition in December 2016.
(2) Represents GAAP Mileage Plan revenues as reported on a consolidated basis within Alaska Air Group's Annual 10K SEC filings for each period.
(3) 2020 and 2021 excluded due to COVID impact.

Member mix is more geographically diverse than ever...

Concentration of Mileage Plan Members


~40%
~60%

Concentration of Credit Card Holders


~60%
~40%

Pacific Northwest | Other geographies

Pacific Northwest includes WA, OR, ID, and AK.
Data as of December 31, 2023.

…and the program is growing rapidly across our network

Mileage Plan Member Growth vs ASMs Since 2016


~1.5x
~7.0x

Credit Card Holder Growth vs ASMs Since 2016


~2.0x
~7.5x

Pacific Northwest | Other geographies

Pacific Northwest includes WA, OR, ID, and AK.
Growth rates determined using mileage plan member and card holder growth calculated from December 2016 through December 2023, and capacity growth from 2016 to 2023.

Mileage Plan is backed by strong cash flow

Entity Structure



Alaska Air Group
1
Redemption of Miles
Purchase of Miles
3
Mileage Plan
Redemption of Miles
3rd Party Redemption Partners
Purchase of Miles
Co-Brand / Accrual Partners
2

Pricing & Cash Flow Mechanics

1. Monthly purchase of miles by Alaska
   - EBITDA margin of 20%
   - Perpetual operating agreement from closing of transaction
2. Monthly / quarterly purchase of miles by Third Parties
   - Co-branded card agreement with BofA last renewed in 2022 expires in 2030
   - Average 8-year partner contracts (for partners excluding Bank of America)
   - Purchase price per mile negotiated at the partner level
3. Redemption of miles by Third Parties
   - Mileage Plan can adjust price and influence redemption
   - Ability to maintain margins

Note: Under the Transaction Documents, Alaska will purchase and sell to accrual partners that are not parties to material loyalty program agreement. As o the closing date the only such agreement will be the BOA CO-Brand card agreement.

Mileage Plan manages earning and redemption activity

	Air Travel		Non-Air travel		2023 Total (1)
Miles Sold	Alaska pays Mileage Plan for each mile earned by Members	**one**world and other partner airlines pay Mileage Plan for each mile earned by members for flying with them	Card partner issues co-branded credit cards and pays for miles earned from spend on Mileage Plan credit cards	Non-air partners pay Mileage Plan for every mile earned by members, which they give out as incentives for purchases, renewals, etc	**$2.2B** Gross Revenue
Miles Redeemed	Mileage Plan pays Alaska for an award seat booked using miles	Mileage Plan pays **one**world and other partner airlines for an award seat booked and flown using miles	*Small amount of non air travel redemption*		**$1.4B** Redemptions and Other Services

(1) As provided in the Mileage Plan pro forma income statement profile page of this presentation.

Stable and growing performance with diversity of cash flows

Mileage Plan Pro Forma Gross Cash Flows[1]


% YoY Growth
39.3%
9.4%
$1,451
$2,021
$2,210
$1,079
$1,453
$1,637
$372
$568
$573
2021
2022
2023
Cash Flow from Sales -- BofA
Cash Flow from Sales -- Alaska

Performance Commentary

- Mileage Plan has attractive cash flow characteristics, owed to its correlation with consumer spend and Alaska's highly engaged customer base
- Financial performance has demonstrated resilience in challenging economic environments and has long-term growth rates consistently in the high single-digits as evidenced by the year-over-year performance in 2023
- Diversified revenue streams across external partnerships including co-brand card issuer and travel partners as well as direct mileage sales to Alaska
- Attractive business model given the ability to manage costs and preserve margins
- Alaska dynamically manages award tickets with its revenue management function

(1) Pro forma for financing; Dollars in millions and rounded to the nearest whole number.

Supported by a deep ecosystem of partner relationships

Non-Air Partnerships

Co-brands


VISA


VISA

Accom.

- Alaska Airlines Hotels
- Alaska Airlines Vacations
- BW Best Western Hotels & Resorts
- Choice Hotels
- Coast hotels
- Marriott Bonvoy
- IHG Hotels & Resorts

Cars

- Alamo
- Avis
- Budget
- dollar. Car Rental
- Hertz
- lyft
- National
- Thrifty Car Rental

Retail & other

- 1800flowers.com
- BILT
- CARRS
- Diners Club International
- e-Rewards
- GCI
- Get Your Guide
- LAITHWAITES
- points
- Rover
- teleflora.
- The Opinion Terminal
- VINESSE WINES

Air Partnerships

Oneworld Alliance Partners

- American Airlines
- British Airways
- Cathay
- Fiji Airways
- Finnair
- Iberia
- Japan Airlines
- malaysia airlines
- Qantas
- Qatar Airways
- Royal Air Maroc
- Royal Jordanian
- SriLankan Airlines

Earn & Redeem Partners

- Aer Lingus
- Air Tahiti Nui
- condor
- 海南航空 Hainan Airlines
- Icelandair
- Korean Air
- LATAM Airlines
- Oman Air
- Singapore Airlines
- STARLUX

Earn Partners

- Aleutian Airways
- bahamasair
- Cape Air
- Contour
- Kenmore Air
- Mokulele Airlines
- porter
- Southern

Alaska's Visa Signature Mileage Plan card issued by Bank of America compares favorably with other airlines' co-brand cards

Product Name	Alaska Airlines Visa Signature	American Platinum Select World Elite MC	American Airlines Advantage	Gold Delta SkyMiles	United Explorer	Southwest Rapid Rewards Plus	Southwest Rapid Rewards Priority
Issuer	BAC	Citi	Barclays	AXP	JPM	JPM	JPM
Annual Fee Year 1	$95	$0	$99	$0	$0	$69	$149
Annual Fee Year 2	$95	$99	$99	$150	$95	$69	$149
New Account Bonus - Airline website as of 6/03/24	**60K** miles + **$99** Companion Fare after **$3K** spend in the first 3 months	50 miles after **$2.5K** spend in the first 3 months	**70K** miles after af paid and first purchase	40K miles after $2K spend in 6 months	**50K** miles w/ **$3K** spend in the first 3 months	**50K** points w/**$1K** spend in the first 3 months	**50K** points w/**$1K** spend in the first 3 months
Free Bag	Yes (Domestic and Int'l) up to 6 companions	Yes (Domestic Only -up to 4 companions)	Yes (Domestic Only -up to 4 companions)	Yes (Domestic & Int'l up to 8 companions)	Yes (Domestic & Int'l -up to 8 companions)	Bags always fly free	Bags always fly free
Miles "on Airline" Spend	3X	2X	2X	2X	2X	2X	3X
2x Non-Airline	•**2X** on gas & EV charging, cable, streaming services, local transit and rideshare	•**2X** on **Restaurants and Gas**	N/A	•**2X** on **Restaurants** including takeout and delivery •**2X U.S. Supermarkets**	•**2X** on **Restaurants** including eligible delivery services •**2X** on **Hotels** when booked directly with Hotel	•**2X** on select **Hotel and Car Rentals** partners when booked directly through Southwest. •**2x** on **local transit and commuting, rideshare** •**2x cable, phone services, internet, select streaming.**	•**2X** on select **Hotel and Car Rentals** partners when booked directly through Southwest •**2x** on **local transit and commuting, rideshare** •**2x cable, phone services, internet, select streaming.**
Base Miles Earn	1X	1X	1X	1X	1X	1X	1X
In-Flight Discount	**20%** via Statement Credit on food, beverages and Wi-Fi	**25%** via Statement Credit on food and beverages	**25%** via Statement Credit on food and beverages	**20%** via Statement Credit on food, beverages and audio headsets (disclosed as in-flight purchase)	**25%** via Statement Credit on food, beverages and Wi-Fi	**25%** via Statement Credit on beverages and Wi-Fi	**25%** via Statement Credit on beverages and Wi-Fi
Priority Boarding	Yes	No (preferred boarding)	No (preferred)	Yes	Yes	2 Early Bird check-ins per year	4 Early Bird check-ins per year
Airport Lounge Passes	$100 off Annual Membership	No	No	No	2 one-time passes per year	No	No
Anniversary Incentives	$99 coach Companion Fare	$125 flight discount after you **spend $20K** during your card membership year and renew your card	N/A	*$200 flight credit after **$10K spend** in the calendar year *$100 Delta Stays Credit	•Statement credit up to $100 every 4 years for Global Entry or TSA. •The primary Cardmember will earn 25 Premier Qualifying Points (PQP) for every $500 in net purchases (including purchases made by authorized users) up to a maximum of 1K PQP in a calendar year.	•3,000 anniversary miles •All points earned with Credit Card count toward Companion Pass®, which allows a traveler to select one person to fly with them for free every time they purchase or redeem points for a flight bonus points •Companion fare must be earned via points (135K) or number of flights (100 one-way)/year •10K annual Companion Pass Points boost	•6,000 anniversary miles •All points earned with Credit Card count toward Companion Pass®, which allows a traveler to select one person to fly with them for free every time they purchase or redeem points for a flight bonus points •Companion fare must be earned via points (135K) or number of flights (100 one-way)/year •10K annual Companion Pass Points boost •$75 annual travel credit
Foreign Transaction Fee	$0	$0	$0	$0	$0	3%	$0
Other	10% rewards bonus on all miles earned from card purchases with an eligible Bank of America account		*$25 Wi-Fi Statement Credit *0% intro BT for 15 months	*15% off award travel booked on delta.com and Fly Delta App *$50 off cost of flight for every 5,000 miles redeemed			1,500 TQPs toward A-List status for every $5,000 in spend, no limit

Key Transaction Highlights

Transaction summary

Alaska will employ a financing structure similar to precedent loyalty financing transactions



Alaska Air Group Inc.
("Parent")*
(Delaware)
100% Direct Ownership
Alaska Airlines Inc.
("Alaska") *
(Alaska)
2
Mileage Plan IP Contribution
3
100% Direct Ownership
5
Intercompany Loan
1
AS Mileage Plan Holdings Ltd.
("HoldCo") *
(Cayman)
100% Direct Ownership
4
Commercial Agreements & IP Licenses
1
AS Mileage Plan IP Ltd.
("Loyalty Issuer")
(Cayman)
3
$
Investors

* Represents Guarantee of Legal Issuer.

1. Two subsidiaries were formed in the Cayman Islands in order to create bankruptcy remoteness for the borrower (the "Loyalty Issuer") from the airline itself. These subsidiaries are treated as disregarded entities for U.S. federal income tax purposes
2. The intellectual property associated with running Mileage Plan (including trademarks associated with the Mileage Plan and customer list) is contributed to the Loyalty Issuer via various contribution agreements
3. The Loyalty Issuer is wholly (but indirectly) owned by Alaska through an intermediate holding company, and has two independent directors, creating the bankruptcy remoteness
4. Pursuant to the terms of the intercompany agreement and the license agreements, Alaska pays the Loyalty Issuer for miles and to utilize the loyalty program IP at a variable rate calculated pursuant to a formula based on the gross sale of miles
5. Proceeds from the financing are on-lent from Loyalty Issuer directly to Alaska for general corporate purposes

Detailed Alaska Mileage Plan financing structure



Alaska
100% Indirect Ownership
True Contribution of Mileage Plan Assets & IP
IP Licenses
License Fee
InterCo Loan
Intercompany Agreement
Loyalty Issuer
Mileage Plan Assets (incl. IP)
Collection, Payment & Reserve Accounts
Mileage Plan Financing Proceeds
Principal & Interest
Lenders
100% Direct Ownership
Alaska Air Group Inc. (Delaware)
License fee will be satisfied by cash payments from Alaska to Loyalty Issuer to purchase miles (net of payments from Loyalty Issuer to Alaska for mileage redemption), pursuant to the Intercompany Agreement
Specified Co-Brand Agreements & Other Agreements
Third Party Payments
Bank of America
Other Third Parties
Miles
Mileage Plan Cardholders & clients of other Mileage Plan Partners

Mileage Plan financing security and collection account overview

Key Credit and Structural Enhancements

- **First priority lien over critical IP** required to operate the program without which the airline could not run its customer loyalty program as currently operated
- **First priority lien over material contracts** (including bank card partner contract), offering creditors enhanced collateral protection
- **Collection account and overcollateralization** – substantially all cash revenues received by the loyalty program from both the airline, card partner and third parties are deposited into a segregated collection account over which the Master Collateral Agent (on behalf of credit parties) will maintain a first-priority perfected security interest
- **Credit support** also provided by Alaska Air Group and Alaska Airlines guarantees and separate interest reserve accounts for the Mileage Plan Financing

Simplified Cash Flow Waterfall

1. Cash collected from mileage sales to both Alaska and 3rd parties (including BofA)
2. Scheduled debt service of both interest and principal payments paid from gross collections
3. Excess cash sweeps established based on predefined triggers for either early amortization events or events of default
4. Excess cash is released to pay operating expenses and mileage redemption expense per intercompany agreement, and thereafter, to Alaska
5. Remainder available for distribution to the airline

Summary of terms & key covenants

Tenor	7-years
Optional Prepayment	6-month $101 soft call
Scheduled Amortization	1% per annum paid quarterly
Security	• First-priority perfected pledge of all material Mileage Plan agreements (i.e., applicable Bank of America card agreements) • First-priority perfected pledge of Alaska's equity interest in HoldCo and HoldCo's equity interest in Loyalty Issuer • First-priority perfected security interest in the Collection Account, the Term Loan's Reserve Accounts and the Term Loan's Payment Accounts • First-priority perfected security interest in substantially all current and to-be-acquired other tangible and intangible assets of Loyalty Issuer, including (i) intellectual property used to operate the Mileage Plan and (ii) its rights, title and interest in the licenses between Loyalty Issuer HoldCo, and Alaska and its rights, title and interest in any current and future material Mileage Plan agreements
Financial Maintenance Covenant	• Alaska Airlines Minimum Liquidity: $500M
Collection Account	• Cash collections from Bank of America, Alaska and other counterparties to the material Mileage Plan agreements will be deposited or transferred to a segregated collection account (the "Collection Account") established with the Depositary and pledged to the Master Collateral Agent on behalf of Lenders on a first-priority basis. If an Early Amortization Event exists, 50% of collections in excess of debt service would be used to repay outstanding debt (until cured). If an Event of Default exists, 100% of collections in excess of debt service would be used to repay outstanding debt (until cured). In the absence of an Early Amortization Event or an Event of Default, Loyalty Issuer would be able to freely access funds generated by Mileage Plan
Reserve Accounts	• Funded with the equivalent of three months of pro rata interest service at all times (funded upfront)

Summary of terms & key covenants (cont'd)

Payment Accounts / Waterfall	• Prior to each quarterly payment date, amounts required to pay pro rata debt service due under the Term Loan (including any applicable fees and early amortization payments) will be transferred to a segregated account which is under the sole control of the collateral administrators. Funds on deposit in the Payment Accounts would be applied as follows: 1. Pay the agent and service provider fees and expenses 2. Pay interest and amortization due under the Term Loan 3. Make up for any deficiency in the Reserve Account 4. If an Early Amortization Event Exists, 50% of collections in excess of debt service would be used to repay outstanding debt 5. All remaining amounts will be released to Loyalty Issuer
Early Amortization Events	• If an Early Amortization Event is triggered, 50% of excess Collections will be applied to repay debt service. An Early Amortization Event will be triggered if:—Breach of DSCR Test (subject to applicable grace periods and permitted cure provisions)
Debt Service Coverage Ratio Test ("DSCR Test")	• To be defined as the ratio of (i) all collections received in the Collection Account during a particular six-month period and immediately preceding quarterly period (including any permitted cure amounts deposited therein) ("Collections") to (ii) debt service for such six-month period which is satisfied if the debt service coverage ratio is not less than 1.25x in Year 1; 1.50x in Year 2; or 1.75x in Year 3 and thereafter
Permitted Pari Senior Indebtedness	• Pro forma compliance with 55% loan-to-value ratio and pro-forma maintenance with the senior debt service coverage ratio (DSCR)
Permitted Junior Indebtedness	• Pro forma compliance with 62.5% loan-to-value ratio and pro-forma maintenance with the 1.0x debt service coverage ratio (DSCR)
Events of Default	• Usual and customary for financings of this kind
SPV Party Change of Control	• Alaska Airlines must retain more than 50% ownership interest in the Cayman Hold Co and the Cayman Hold Co must retain 100% ownership interest in Loyalty Issuer

Summary of terms & key covenants (cont'd)

Permitted Acquisition Loyalty Program	• A Loyalty Program owned, operated or controlled, directly or indirectly by Hawaiian Airlines, Inc. or any entity that is (x) acquired by Alaska or any of its subsidiaries (other than any SPV Party), whether such entity becomes wholly-owned or less than 100% owned by Parent or any of its subsidiaries (other than any SPV Party), or (y) another commercial airline with which Parent or a subsidiary of Parent merges or enters into an acquisition transaction (including any business lines or divisions) (a "Specified Acquisition Entity") or a subsidiary of such Specified Acquisition Entity or principally associated with such Specified Acquisition Entity or any of its subsidiaries so long as: a) The Specified Acquisition Entity's Loyalty Program is operated so that it is not more competitive, taken as a whole, than the Mileage Plan program (as determined by Alaska in good faith), b) Alaska does not take any action that would reasonably be expected to materially disadvantage the Mileage Plan program relative to the Specified Acquisition Entity's Loyalty Program, c) no members of the Mileage Plan program are targeted for membership in the Specified Acquisition Entity's Loyalty Program; provided that this clause (3) shall not prohibit general advertisements, promotions or similar general marketing activities related to the Specified Acquisition Entity, d) except as attributable to market or business conditions as determined in good faith by Alaska, Alaska will devote substantially similar resources to the Mileage Plan program, including to Alaska distribution and marketing channels, as were applicable immediately prior to the consummation of the acquisition of the Specified Acquisition Entity; and e) Alaska does not announce to the public, the members of the Mileage Plan program or the members of the Specified Acquisition Entity's Loyalty Program that the Specified Acquisition Entity's Loyalty Program is the primary Loyalty Program for Alaska • Notwithstanding the foregoing, with respect to any Permitted Acquisition Loyalty Program, each of Alaska, HoldCo and Loyalty Issuer and each of their subsidiaries shall be permitted to undertake any of the following actions at any time after such actions are permitted under the Material Mileage Plan Agreements and applicable law: a) terminate the Permitted Acquisition Loyalty Program; b) merge and consolidate the Permitted Acquisition Loyalty Program into the Mileage Plan program; or c) cause the Permitted Acquisition Loyalty Program's cash revenues (which excludes airline revenues such as ticket sales and baggage fees) to be pledged as Collateral

After the Merger, it is expected that Hawaiian will continue to be operated under its own brand for some time, including continuing to operate its own loyalty program, HawaiianMiles, which will be held separate and apart from the Mileage Plan. None of the assets of Hawaiian, including the HawaiianMiles program, will initially collateralize the Mileage Plan financing. However, following the Merger, customers of the Mileage Plan program and customers of the HawaiianMiles program will be permitted to exchange miles under the Mileage Plan program with miles under the HawaiianMiles program (and vice versa)

Summary of IP license terms

Licensor	• Loyalty Issuer (bankruptcy remote Cayman SPV to hold all Mileage Plan IP collateral)
License Grant	• All the contributed Mileage Plan IP, including, to the extent applicable: (1) customer data, (2) issued patents, (3) registered copyrights, (4) registered trademarks and (5) proprietary source code
Licensee	• Alaska Airlines, Inc. will directly license categories #2-5 above for tax efficiency purposes. The remaining category (customer data) will be subject to back-to-back licenses
Term	• 30-Years
License Fee	• Amounts due and payable from Alaska to Loyalty Issuer pursuant to an intercompany commercial agreement under the Mileage Plan Program (the "License Fee") representing the cash purchase of miles from the airline (net of payments from IP Co to Alaska for mileage redemption)
Non-Compete	• Alaska will agree not to, and to not let any of its subsidiaries, compete with the Mileage Plan Program by operating another loyalty program, subject to customary permitted exceptions, including in the event of an acquisition (a "Specified Acquisition Loyalty Program")
Termination Events	• "Termination Events" under each IP License, subject to materiality thresholds and cure periods, include: • Payment default • Breaches of certain covenants and representations & warranties under the IP License (including non-compete provision) • Occurrence of an event of default under the Term Loan
Liquidated Damages Claim	• If the IP License to Alaska is terminated due to certain Termination Events, liquidated damages will be payable to Lenders in an amount equal to (x) the present value of all future payments of the License Fee, assuming a fixed annual amount of $700 million from the date of termination through the date that is the 30th anniversary of the date of the IP License, discounted to the termination date at a rate of 10% per annum minus (y) the recovery value of the Mileage Plan IP

Collateral Overview

Collateral Type		Valuation Source
Alaska Mileage Plan	$12,823M	mba Aviation as of August 1, 2024
Mileage Plan Financing	$1,500M	
Initial Loan-to-Value Ratio (%)	**11.7%**	
Collateral Coverage Ratio	**8.5x**	

Industry-leading cash flow coverage versus other loyalty program financings

Gross Cash Collections[1] / Loyalty Debt at Issuance


1.5x
0.8x
0.7x
0.6x
Alaska
Mileage Plan
UNITED
MileagePlus
DELTA
SKYMILES
American Airlines
AAdvantage

Transaction Ratings[2]	Alaska Mileage Plan	United MileagePlus	Delta SkyMiles	American Airlines AAdvantage
Fitch	BBB-	BBB-	BBB	BB
Moody's	Baa2	Baa3	Baa1	Ba2

Source: Company filings.
(1) American AAdvantage, Delta SkyMiles, and United MileagePlus gross cash collections based on 2019. Alaska Mileage Plan gross cash collections LTM as of June 30, 2024.
(2) Represents credit rating at time of mileage program debt issuance.



Financial Information

Mileage Plan pro forma cash flow profile

($ in millions)	2021	2022	2023	6 Months Ended June 30, 2023	6 Months Ended June 30, 2024	12 Months Ended June 30, 2024
Cash Flow Statement:						
Cash Flow From Sales to Alaska	$372	$568	$573	$291	$292	$574
Cash Flow from Sales to BofA	$1,079	$1,453	$1,637	$818	$833	$1,652
Total Cash Flow From Sales	$1,451	$2,021	$2,210	$1,109	$1,125	$2,226
Cash Paid for Redemptions & Other	($992)	($1,196)	($1,322)	($678)	($640)	($1,284)
Cash Paid for Operating Expenses	($15)	($21)	($20)	($10)	($13)	($23)
Cash Flow from Interest	$2	$2	$2	$1	$1	$2
Cash Flow Provided by Operations	$446	$806	$870	$422	$473	$921
% Margin	*30.7%*	*39.9%*	*39.4%*	*38.1%*	*42.0%*	*41.4%*

Note: Figures in millions and rounded to the nearest whole number.

Mileage Plan pro forma income statement profile

($ in millions)	2021	2022	2023	6 Months Ended June 30, 2023	6 Months Ended June 30, 2024	12 Months Ended June 30, 2024
Income Statement:						
Gross Revenue	$1,541	$2,048	$2,199	$1,122	$1,153	$2,230
Redemption and Other Costs	($927)	($1,258)	($1,377)	($706)	($730)	($1,401)
Revenue, Net	$614	$790	$822	$416	$423	$829
Operating Expense	($15)	($21)	($20)	($10)	($13)	($23)
Adjusted EBITDA	$599	$769	$802	$406	$410	$806
Interest Income	$2	$2	$2	$1	$1	$2
Net Income	$601	$771	$804	$407	$411	$808

Note: Figures in millions and rounded to the nearest whole number.

Historical non-GAAP reconciliation – Alaska

($ in millions)	2019	2020	2021	2022	2023	LTM
GAAP Operating Income	**$1,063**	**($1,775)**	**$685**	**$70**	**$394**	**$399**
Adjusted for:						
Special Items and Payroll Support Program Grant Wage Offset	$44	$71	($925)	$580	$443	$373
Market-to-Market Fuel Hedge Adjustments	(6)	(8)	(47)	76	(2)	(41)
Depreciation and Amortization	423	420	394	415	451	488
Aircraft Rent	331	299	254	291	208	188
EBITDAR	**$1,855**	**($993)**	**$361**	**$1,432**	**$1,494**	**$1,407**
Current Portion Of Long-term Debt And Finance Leases	$235	$1,138	$366	$276	$353	$359
Current Portion Of Operating Lease Liabilities	269	290	268	228	158	153
Long-term Debt	**$1,264**	**$2,357**	**$2,173**	**$1,883**	**$2,182**	**$2,313**
Long-term Operating Lease Liabilities, Net Of Current Portion	1,439	1,268	1,279	1,393	1,125	1,050
Total Adjusted Debt	**$3,207**	**$5,053**	**$4,086**	**$3,780**	**$3,818**	**$3,875**
Less: Total Cash And Marketable Securities	(1,521)	(3,346)	(3,116)	(2,417)	(1,791)	(2,509)
Adjusted Net Debt	**$1,686**	**$1,707**	**$970**	**$1,453**	**$2,027**	**$1,366**
Adjusted Net Debt to EBITDAR	**0.9x**	**(1.7x)**	**2.7x**	**1.0x**	**1.4x**	**1.0x**

Source: Company filings.
Note: Figures as of June 30, 2024.

Historical non-GAAP reconciliation – Alaska (cont'd)

(in millions)	12 Months Ended December 31, 2023	3 Months Ended June 30, 2024
Total Operating Expenses	**$10,032**	**$2,575**
Less the following components:		
Aircraft Fuel, Including Hedging Gains and Losses	$2,641	$615
Special Items - Operating	$443	$146
Total Operating Expenses, Excluding Fuel and Special Items	**$6,948**	**$1,814**
ASMs	68,524	18,196
CASMex	**10.14¢**	**9.96¢**
Stage Length Adjusted CASMex (1)	**10.44¢**	**10.20¢**

Source: Company filings.
Note: Figures as of June 30, 2024.
(1) Stage Length adjusted to 1,000 miles.

Historical non-GAAP reconciliation – Hawaiian

($ in millions)	2019	2020	2021	2022	2023	LTM
Net Loss before Taxes	**$305**	**($700)**	**($185)**	**($294)**	**($328)**	**($408)**
Depreciation & Amortization	159	152	138	136	134	136
Interest and Amortization of Debt	28	40	(110)	96	91	97
EBITDA, as reported	**$492**	**($508)**	**$63**	**($62)**	**($104)**	**($176)**
Adjusted for:						
CBA Related Expense	-	-	-	$5	$18	-
Government Grant Recognition	-	(241)	(321)	-	-	-
Employee Retention Credit (ERC)	-	-	-	-	(33)	(33)
Contract Termination Amortization	-	-	-	-	(24)	-
Special Items	-	190	9	19	11	26
Loss (gain) on Sale of Aircraft	(2)	-	-	(3)	0	-
Gain on Sale of Commercial Real Estate	-	-	-	-	(10)	-
Interest Income on Federal Tax Refund	-	-	-	-	(6)	(1)
Changes In Fair Value of Fuel Derivative Contracts	(6)	(2)	(0)	3	2	(4)
Loss on Extinguishment of Debt	-	-	39	9	-	-
Unrealized loss (gain) on non-designated forex positions	-	1	(1)	-	-	-
Unrealized loss (gain) on Foreign Debt	1	15	(28)	(26)	(12)	(12)
Unrealized loss (gain) on Investment Securities	-	-	-	25	(11)	(20)
Aircraft Rent	119	104	109	104	110	116
EBITDAR	**$604**	**($441)**	**($129)**	**$73**	**($59)**	**($104)**

Source: Company filings.
Note: Figures as of June 30, 2024.